UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (760) 444-5297

Date of fiscal year end: December 31, 2018

Date of reporting period: January 1, 2018 – June 30, 2018

Item 1. Reports to Shareholders.

June 30, 2018

Sprott Focus Trust

2018 Semi-Annual

Review and Report to Stockholders

sprottfocustrust.com

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of June 30, 2018 (%)

FUND	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	(1.71)	9.39	7.99	8.63	4.97	9.92	8.83	9.60	11/1/96	[2]

INDEX
Russell 3000[3]	3.22	14.78	11.58	13.29	10.23	9.61	6.82	8.62
[1]	Not annualized, cumulative Year-to-Date.
[2]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[3]

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call (203) 656-2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2018 Semi-Annual Report to Stockholders | 1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

The first half of 2018 was very productive fundamentally for our portfolio but returns were somewhat mixed. Earnings growth and business expansion within our holdings were offset by multiple contractions, in some cases severe, creating new buying opportunities in some of our longest held and highest conviction ideas. For the six-month period, Sprott Focus Trust’s net asset value declined 1.71%. This compares to a 3.22% gain for the Russell 3000 Index. On a brighter note, continued progress on narrowing the Fund’s trading discount to its NAV, produced a positive total market return of 2.0% for the Fund during this period.

The bulk of Sprott Focus Trust’s performance lag in the first half of 2018 can be attributed to a relatively flat start to the year. Many of our holdings achieved peak prices late in 2017 and failed to participate in the final melt-up phase during the first three weeks in January. Passive investors rushed into the largest, most heavily index-weighted stocks following the December passage of Trump’s tax reform (the Tax Cut and Jobs Act) in what appears to have been a final buying capitulation. Since the market sell-off in late January/early February, Sprott Focus Trust’s portfolio has performed more in line with the general market averages. However, leadership among U.S. equities has continued to further narrow to the point where all of this year’s market gains can be attributed to just a handful of mega-cap technology companies. Amazon.com, Inc. alone is responsible for about nearly one-third of the S&P 500 Index’s first-half gain. Microsoft Corporation and Apple Inc. combine for an additional 35%, and just another seven companies make up the rest of the S&P 500’s rise. Meanwhile, nearly half the companies in the S&P 500 are down on a year-to-date basis.

Clearly, volatility has made a roaring comeback in 2018. Higher rates, political turmoil and trade wars are now producing daily market swings in the widely followed averages that we had observed in individual stocks last year, but were invisible to those watching and investing in broad indices. We believe the nine-year-old bull market is in a corrective phase that may persist for some time. Interest rates are rising and inflation is returning. While most are focused on the Federal Reserve’s stated goal to raise the Fed’s Fund rate 3 or 4 times this year, it is likely that the Quantitative Tightening (QT) program, which began last October, is having a larger impact on global liquidity. Few are aware that the attempt to shrink the Federal Reserve’s $4.5 trillion balance sheet is escalating every three months. What started as a $10 billion per month program last fall is currently running at up to $40 billion per month and headed for approximately $50 billion come this October. While these numbers may seem relatively small in the context of the Fed’s balance sheet, the U.S. national debt and annual deficits are contributing in a growing way to global liquidity constraints. The negative effects have already been seen within the emerging markets, commodities sectors and some areas of domestic consumer lending. But as has happened in the past, these problems are on the periphery and judged to be “contained”.

As to inflation, it is already running well above the Federal Reserve’s 2% target. It is hard to imagine that the escalating trade rhetoric and actual tariffs will not contribute to growing inefficiencies that will add fuel to that fire. Given this backdrop, we are not surprised that forward progress has become more challenging. We would like to believe that the Federal Reserve will back down on its QT program before the effects become more broadly problematic. History suggests that this will not happen. We are hopeful that escalating trade wars are a product of the election cycle, but fear that President Trump is unique in his desire to keep campaign promises and that markets are still too complacent about this risk. What better time to be a value buyer? While the short-term results may not show it, conditions for long-term outperformance have rarely been this promising.

Activity

The vast majority of Sprott Focus Trust’s portfolio activity in 2018’s first half was dedicated to increasing exposure to some of our longest held, highest conviction positions. The market’s correction early in the year, and the aftershocks that followed, created opportunities to rebuild holdings in companies that have historically been among the largest winners for the Fund at bargain valuations not seen since the 2009 financial crisis. The Fund’s cash position, which stood at 6.2% yearend, was reduced to 3.8% as of June 30. Additionally, after two years of minimal action, we have started to see a resurgence of merger and acquisition (M&A) activity in the portfolio. Mergers and acquisitions have always been an important mechanism for value discovery. As we remarked in our 2017 annual letter, we had been surprised by the lack of M&A activity. In fact, many of our favorite portfolio companies had been acquirers during the last five years, most with tremendous outcomes. This tide now seems to have turned in our favor and is consistent with a mature phase of a bull market.

For the first half, our overall turnover has been low. Trailing 12-month churn was 25.52% as of June 30 which is consistent with our historical average and our three- to five-year investment horizon. As a reminder, low turnover helps reduce trading costs, market friction, costly mistakes and short-term capital gains tax, all consistent with our goal of producing strong absolute returns after taxes, fees and inflation.

2 | 2018 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

Top Contributors to Performance

Year-to-date through 6/30/18 (%)1

Syntel Inc.	1.03
Kennedy-Wilson Holdings, Inc.	1.03
FRP Holdings, Inc.	0.77
Pason Systems Inc.	0.67
The Buckle, Inc.	0.57
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 6/30/18 (%)1

Thor Industries, Inc.	(1.12)
Federated Investors, Inc.	(0.98)
Sanderson Farms, Inc.	(0.90)
Franklin Resources, Inc.	(0.80)
Cirrus Logic, Inc.	(0.79)
[1]	Net of dividends

Figure 1

Sprott Focus Trust’s top-five performers in the first half were Syntel, Kennedy-Wilson Holdings, FRP Holdings, Pason Systems and The Buckle. Syntel, a well-run multinational information technology (IT) services company headquartered in Michigan, was added to the portfolio in late 2016 and early 2017 as its shares slumped due to an earnings slowdown. We purchased shares starting at $24 and continued buying as the share price dropped to $16. With a long history of ownership of Syntel, we had a strong sense that the company would stabilize its earnings and recover over time. This year the recovery materialized, Syntel’s stock rebounded and, very recently, management agreed to be acquired for $41 per share. U.S.-based real estate investment companies Kennedy-Wilson and FRP Holdings have both initiated the process of monetizing long-held properties, some acquired during the financial crisis, which has exposed the market to previously unrecognized values. Kennedy-Wilson is now enjoying strong cash flow from rents, real estate asset management fees and mature property disposals. As a result, dividends are increasing and share buybacks are accelerating. FRP Holdings sold a collection of warehouse office holdings to a large REIT (real estate investment trust) for a price that was two-thirds of its then market cap, leaving the company with $200 million in cash, some large ongoing development projects and more than 500 million tons of aggregate reserves that earn a growing royalty stream. Pason Systems, a Canadian energy technology company serving oil and gas drillers, reported recovering results due to increased activity in the U.S., with improvement in the Canadian energy market still to come. Rounding out the top five, The Buckle, like other retail positions in our portfolio, stopped deteriorating. The Buckle, which operates 465 stores across the U.S., had reached a point where it was priced for extinction despite its profitable business, cash-rich balance sheet and robust dividend. In aggregate, these top-five contributors added just over 4% to the portfolio’s returns before dividends.

During the first half, we added one new small position. Smart Sand is a small oil services company that sells specialty sand used in fracking oil and gas wells. We found Smart Sand’s shares to be a compelling value at $5 per share, given that the company had its initial public offering in 2016 at $11 per share with a secondary offering in early 2017 at $17.50. We also eliminated three positions in the first half of 2018: Osisko Mining, CARBO Ceramics and MKS Instruments. Osisko

and CARBO were never significant holdings but rather research and development ideas positioned at the bottom of our portfolio. Their removal funded additions to top investments. MKS Instruments was a large and important contributor to our success over the last few years and had reached a full and fair price. We would expect MKS to return to the portfolio at some point.

The top-five detractors to Sprott Focus Trust’s performance in the first half of 2018 were: Thor Industries, Federated Investors, Sanderson Farms, Franklin Resources and Cirrus Logic. Although the combined cost to performance was 4.6% for the six-month period, more importantly, each company became an attractive purchase candidate. We have owned all five companies for many years and have high conviction about each of them. We took advantage of the share price corrections to refresh Sprott Focus Trust’s portfolio with proven winners.

Portfolio Sector Breakdown

As of 6/30/18 (% of Net Assets)

Information Technology	18.9
Consumer Discretionary	15.8
Materials	15.1
Energy	13.0
Financial Services	12.6
Real Estate	9.4
Consumer Staples	8.3
Cash and Cash Equivalents	3.8
Health Care	1.7
Industrials	1.4
Total	100.0

Top 10 Positions

As of 6/30/18 (% of Net Assets)

Kennedy-Wilson Holdings, Inc.	4.7
Apple Inc.	4.6
Gentex Corporation	4.4
Lam Research Corporation	4.1
Pason Systems Inc.	4.1
Western Digital Corporation	4.0
Thor Industries, Inc.	4.0
Franklin Resources, Inc.	3.8
Cirrus Logic, Inc.	3.7
Helmerich & Payne, Inc.	3.6
Sub-Total	41.0

Figure 2

Positioning

As of June 30, Sprott Focus Trust was fully invested with a cash position of 3.8%. While the portfolio’s cash position has increased since midyear, we are still finding great reinvestment opportunities in the current environment. In our judgment, the market continues to

2018 Semi-Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

over-reward large-cap growth stories and stocks with momentum, while under-appreciating many great businesses. We currently own 42 of these fine businesses and have continued to concentrate our positions during the frequent market sell-offs. Our top sector weighting remains Information Technology (18.9%) which consists of several enabling hardware companies. We are amazed at the market’s excitement over cloud computing, artificial intelligence, autonomous driving vehicles and blockchain technologies, while many of the hardware companies that will make these innovations a reality are trading at single-digit price-earnings multiples. Consumer Discretionary companies have risen to 15.8% of the portfolio. Materials are down slightly to 15.1% due to generally weak commodities prices. Energy (13.0%) and Financial Services (12.6%) round out the top-five sectors. We remain underweight in Health Care (1.7%) and Industrials (1.4%).

For those who have tracked the top-ten holdings of Sprott Focus Trust, you may notice that Cal-Maine Foods and Federated Investors have been replaced by Lam Research and Cirrus Logic. These two new top holdings are great examples of the previously mentioned technology enablers.

The metrics that follow in the portfolio diagnostics table in Figure 3 are all consistent with prior year figures, with dividend yield, return on invested capital, and leverage ratios all improving at the margin. Statistically, we have a very strong portfolio lacking only high momentum stocks.

Portfolio Diagnostics

As of 6/30/18

Fund Net Assets	$221.2 million
Number of Holdings	47
Trailing Annual Turnover	25.52%
Net Asset Value	$8.50
Market Price	$7.82
Average Market Capitalization[1]	$4.6 billion
Weighted Average P/E Ratio[2,3]	18.2x
Weighted Average P/B Ratio[2]	2.3x
Weighted Average Yield	2.2%
Weighted Average ROIC	20.86%
Weighted Average Leverage Ratio	1.87x
Holdings ≥ 75% Total Investments	26
U.S. Investments (% of Net Assets)	68.1%
Non-U.S. Investments (% of Net Assets)	31.9%

Figure 3

[1]

Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

[2]

Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/18).

Outlook

While we touched on many of our concerns at the beginning of this letter, there are some compelling offsets to the “wall of worry” that has been created by daily news headlines and tweets. The U.S. economy continues to grow for now. Rising interest rates are beginning to apply some capital discipline to the markets even though it is barely perceptible at this stage. M&A activity has picked up, and based on vast sums raised by private equity in recent years, is likely to continue. Share repurchases have reached staggering levels. My partner, Trey Reik, pointed out in his July letter that share buybacks in the second quarter of this year exceeded their previous quarterly record by 80% totaling $436.6 billion. The equity pie is clearly shrinking. While Trey was pointing out the continuous buildup of leverage in the financial system, our focus has remained on disciplined capital allocators who have been returning excess balance sheet cash and free cash flow at very attractive absolute valuations.

We are certain that the return of volatility is here to stay. We believe that the sustainability of $1 trillion a year deficits in combination with Federal Reserve balance sheet reduction will come into question shortly. We have learned that it is President Trump’s practice to turn every problem into a crisis in order to find a resolution. We continue to maintain, as we have for the past year and a half, that wherever we are headed, President Trump will get us there faster.

After a decade of relative underperformance as active value investors, it is easy to question the relevance of our strategy. As a business buyer, however, it would be hard to imagine any other approach to investing. Many thanks to all our fellow shareholders for your continued interest and support.

Sincerely,

Whitney George

July 30, 2018

The views expressed above reflect those of Mr. George only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Sprott Asset Management USA, Inc. or any other person in the Sprott organization. Any such views are subject to change at any time based upon market or other conditions and Sprott disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Sprott Focus Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Sprott Focus Trust.

4 | 2018 Semi-Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE FUND NAV XFUNX

Average Annual Total Return (%) Through 6/30/18

	JAN-JUN 2018*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/1/96)[1]
FUND (NAV)	(1.71)	9.39	7.99	8.63	4.97	9.92	8.83	9.60

*	Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 6/30/18

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 67% of all 10-year periods; 63% of all 5-year periods; 54% of all 3-year periods; and 54% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance of Investment2

Description	1 Month	QTD	YTD	1-YR	2-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION
Sprott Focus Trust (MKT TR)	(0.29)	2.01	1.96	14.15	38.81	34.66	52.50	50.01	317.69	484.50	708.98
Sprott Focus Trust (MKT Price)	(1.88)	0.39	(1.26)	6.11	21.81	10.45	12.03	(11.44)	15.51	42.18	78.74

[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.

[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2017	18.5
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.SprottFocusTrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2018 to date.

2018 Semi-Annual Report to Stockholders | 5

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Year-to-date distribution total $0.26		7.955	171	45,996	42,317
6/30/2018		$7,044		5,411

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

6 | 2018 Semi-Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2018 Semi-Annual Report to Stockholders | 7

Sprott Focus Trust	June 30, 2018 (unaudited)

Schedule of Investments
Common Stocks – 96.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.8%
AUTO COMPONENTS – 4.4%
Gentex Corp.	420,000	$9,668,400

AUTOMOBILES – 4.0%
Thor Industries, Inc.	90,000	8,765,100

HOUSEHOLD DURABLES – 1.1%
Garmin Ltd.	40,000	2,440,000

SPECIALTY RETAIL – 6.3%
Buckle, Inc. (The)[1]	195,000	5,245,500
GameStop Corp. Cl. A1	330,000	4,808,100
Williams-Sonoma, Inc.[1]	65,000	3,989,700

		14,043,300
Total (Cost $29,036,243)		34,916,800

CONSUMER STAPLES – 8.3%
FOOD PRODUCTS – 8.3%
Cal-Maine Foods, Inc.[2]	150,000	6,877,500
Industrias Bachoco SAB de CV ADR[1]	70,000	4,034,100
Sanderson Farms, Inc.[1]	70,000	7,360,500

		18,272,100
Total (Cost $12,231,285)		18,272,100

ENERGY – 13.0%
ENERGY EQUIPMENT & SERVICES – 9.6%
Helmerich & Payne, Inc.	125,000	7,970,000
Pason Systems, Inc.	550,000	9,003,156
Smart Sand, Inc.[1,2]	350,000	1,858,500
TGS Nopec Geophysical Co. ASA	65,000	2,394,298

		21,225,954

OIL, GAS & CONSUMABLE FUELS – 3.4%
Birchcliff Energy Ltd.	600,000	2,199,825
Exxon Mobil Corp.	65,000	5,377,450

		7,577,275
Total (Cost $24,595,651)		28,803,229

FINANCIALS – 12.6%
CAPITAL MARKETS – 11.3%
Artisan Partners Asset Management, Inc. Cl. A	160,000	4,824,000
Ashmore Group plc	850,000	4,184,269
Federated Investors, Inc. Cl. B	180,000	4,197,600
Franklin Resources, Inc.	265,000	8,493,250
Value Partners Group Ltd.	4,300,000	3,398,083

		25,097,202

DIVERSIFIED FINANCIAL SERVICES – 1.3%
Berkshire Hathaway, Inc. Cl. B2	15,000	2,799,750
Total (Cost $27,829,413)		27,896,952

HEALTH CARE – 1.7%
BIOTECHNOLOGY – 1.7%
Amgen, Inc.	20,000	3,691,800
Total (Cost $3,267,632)		3,691,800

INDUSTRIALS – 1.4%
MARINE – 1.4%
Clarkson plc	100,000	3,035,426
Total (Cost $2,938,294)		3,035,426

Schedule of Investments

	SHARES	VALUE

INFORMATION TECHNOLOGY – 18.9%
COMPUTERS & PERIPHERALS – 8.7%
Apple, Inc.	55,500	$10,273,605
Western Digital Corp.	115,000	8,902,150

		19,175,755

IT SERVICES – 2.4%
Syntel, Inc.[2]	165,000	5,294,850

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.8%
Cirrus Logic, Inc.[2]	215,000	8,240,950
Lam Research Corp.	52,500	9,074,625

		17,315,575
Total (Cost $27,804,038)		41,786,180

MATERIALS – 15.1%
CHEMICALS – 1.0%
Westlake Chemical Corp.	20,000	2,152,600

METALS & MINING – 14.1%
Agnico Eagle Mines Ltd.	85,000	3,895,550
Fortuna Silver Mines, Inc.[1,2]	480,000	2,726,400
Franco-Nevada Corp.	45,000	3,285,900
Fresnillo plc	195,000	2,942,812
Hochschild Mining plc	1,000,000	2,514,125
Major Drilling Group International, Inc.[2]	400,000	2,111,589
Pan American Silver Corp.	210,000	3,759,000
Pretium Resources, Inc.[1,2]	380,000	2,789,200
Randgold Resources Ltd. ADR[1]	55,000	4,239,950
Seabridge Gold, Inc.[1,2]	275,000	3,066,250

		31,330,776
Total (Cost $27,249,564)		33,483,376

REAL ESTATE – 9.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 9.4%
FRP Holdings, Inc.[2]	100,000	6,475,000
Kennedy-Wilson Holdings, Inc.	495,000	10,469,250
Marcus & Millichap, Inc.[2]	100,000	3,901,000

		20,845,250
Total (Cost $13,492,358)		20,845,250

TOTAL COMMON STOCKS
(Cost $168,444,478)		212,731,113

MISCELLANEOUS – 0.0%
CONSUMER DISCRETIONARY – 0.0%
Ferroglobe Representation & Warranty Insurance Trust[2]	400,000	0
Total (Cost $0)		0

REPURCHASE AGREEMENT – 3.9%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value $8,651,252 (collateralized by obligations of a U.S. Treasury Bond, 1.750% due 11/30/21, valued at $8,825,633)		8,651,000
Total (Cost $8,651,000)		8,651,000

8 | 2018 Semi-Annual Report to Stockholders

Sprott Focus Trust (continued)

Schedule of Investments (continued)

	SHARES	VALUE

SECURITIES LENDING COLLATERAL – 3.5%
State Street Navigator Securities Lending Government Money Market Portfolio[3]	7,749,615	$7,749,615
Total (Cost $7,749,615)		7,749,615

TOTAL INVESTMENTS – 103.6%
(Cost $184,845,093)		229,131,728

LIABILITIES LESS CASH AND OTHER ASSETS – (3.6)%		(7,942,890)

NET ASSETS – 100.0%		$221,188,838

[1]

Security (or a portion of the security) is on loan. As of June 30, 2018, the market value of securities loaned was $25,348,121. The loaned securities were secured with cash collateral of $7,749,615 and non-cash collateral with a value of $18,216,464. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

2018 Semi-Annual Report to Stockholders | 9

Sprott Focus Trust	June 30, 2018 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$220,480,728
Repurchase agreements (at cost and value)	8,651,000
Foreign currencies at value	60,491
Cash	30
Receivable for investments sold	175,923
Receivable for dividends and interest	339,982
Receivable for securities lending income	27,329
Prepaid expenses and other assets	8,451
Total Assets	229,743,934
LIABILITIES:
Obligation to return securities lending collateral	7,749,615
Payable for investments purchased	315,666
Payable for investment advisory fee	235,868
Accrued expenses	253,947
Total Liabilities	8,555,096
Net Assets	$221,188,838
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 26,024,633 shares outstanding (150,000,000 shares authorized)	$171,066,652
Undistributed net investment income (loss)	5,070,328
Accumulated net realized gain (loss) on investments and foreign currency	7,380,527
Net unrealized appreciation (depreciation) on investments and foreign currency	44,287,482
Quarterly distributions	(6,616,151)
Net Assets (net asset value per share $8.50)	$221,188,838
Investments (excluding repurchase agreements) at identified cost	$176,194,093
Foreign Currencies at Cost	$59,952
Market Value of securities on loan	$25,348,121

10 | 2018 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2018 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$4,071,225
Foreign withholding tax	(43,109)
Interest	13,900
Securities lending	234,898
Total Income	4,276,914
EXPENSES:
Investment advisory fees	1,113,959
Stockholders reports	23,018
Custody and transfer agent fees	23,504
Directors’ fees	16,367
Audit fees	18,448
Legal fees	100,000
Administrative and office facilities	27,194
Other expenses	22,296
Total expenses	1,344,786
Expense reimbursement	(8,035)
Net expenses	1,336,751
Net Investment Income (loss)	2,940,163
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	5,327,205
Foreign currency transactions	(16,379)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(12,460,242)
Other assets and liabilities denominated in foreign currency	(1,915)
Net realized and unrealized gain (loss) on investments and foreign currency	(7,151,331)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(4,211,168)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semi-Annual Report to Stockholders | 11

Sprott Focus Trust	June 30, 2018 (unaudited)

Statement of Changes

	SIX MONTHS ENDED JUNE 30, 2018 (UNAUDITED)	YEAR ENDED DEC. 31, 2017

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,940,163	$2,352,557
Net realized gain (loss) on investments and foreign currency	5,310,826	13,049,114
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(12,462,157)	20,135,033
Net increase (decrease) in net assets from investment operations	(4,211,168)	35,536,704
DISTRIBUTIONS:
Net investment income	—	(2,123,800)
Net realized gain on investments and foreign currency	—	(10,849,950)
Quarterly distributions[1]	(6,616,151)	—
Total Distributions	(6,616,151)	(12,973,750)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,024,175	8,122,566
Total capital stock transactions	4,024,175	8,122,566
Net increase (decrease) in Net Assets	(6,803,144)	30,685,520
Net Assets
Beginning of period	227,991,982	197,306,462
End of period (including undistributed net investment income (loss) of $5,070,328 at 6/30/18 and $2,130,165 at 12/31/17)	$221,188,838	$227,991,982

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

12 | 2018 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2018 (unaudited)

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED JUNE 30, 2018 (UNAUDITED)	YEAR ENDED DEC. 31, 2017	YEAR ENDED DEC. 31, 2016	YEAR ENDED DEC. 31, 2015	YEAR ENDED DEC. 31, 2014	YEAR ENDED DEC. 31, 2013
Net Asset Value, Beginning of Period	$8.93	$8.07	$6.87	$8.26	$8.68	$7.66
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.09	0.14	0.11	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.26)	1.33	1.50	(1.02)	(0.04)	1.40
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	(0.15)	1.42	1.64	(0.91)	0.03	1.45
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	—	(0.09)	(0.10)	(0.10)	(0.08)	(0.05)
Net realized gain on investments and foreign currency	—	(0.43)	(0.30)	(0.34)	(0.34)	(0.35)
Quarterly distributions[2]	(0.26)	—	—	—	—	—
Total distributions to Common Stockholders	(0.26)	(0.52)	(0.40)	(0.44)	(0.42)	(0.40)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)
Total capital stock transactions	(0.02)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)
Net Asset Value, End of Period	$8.50	$8.93	$8.07	$6.87	$8.26	$8.68
Market Value, End of Period	$7.82	$7.92	$6.94	$5.80	$7.27	$7.62
TOTAL RETURN:[3]
Net Asset Value	(1.71)%[4]	18.46%	24.83%	(11.12)%	0.32%	19.73%
Market Value	1.96%[4]	22.17%	27.16%	(14.74)%	0.58%	21.99%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.21%[5]	0.26%	0.28%	0.26%	0.15%	0.17%
Net expenses[6]	1.20%[5]	1.20%	1.20%	1.19%	1.15%	1.17%
Expenses prior to balance credits	1.21%[5]	1.26%	1.28%	1.26%	1.15%	1.17%
Net investment income (loss)	2.64%[5]	1.11%	1.82%	1.41%	0.78%	0.63%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$221,189	$227,992	$197,306	$162,117	$187,749	$191,436
Portfolio Turnover Rate	13%	29%	35%	34%	29%	23%

[1]	Calculated using average shares outstanding during the period.
[2]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[3]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[4]	Not annualized.
[5]	Annualized.
[6]	Expense ratios based on total average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semi-Annual Report to Stockholders | 13

Sprott Focus Trust

Notes to Financial Statements

June 30, 2018 (unaudited)

Summary of Significant Accounting Policies:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

At June 30, 2018, officers, employees of Sprott, Fund directors, and other affiliates owned 32.15% of the Fund.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).
Level 3 –

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

14 | 2018 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of June 30, 2018 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$212,731,113	$—	—	$212,731,113
Cash Equivalents	—	8,651,000	—	8,651,000
Miscellaneous	—	—	—	—
Securities Lending Collateral	7,749,615	—	—	7,749,615
Total	$220,480,728	$8,651,000	—	$229,131,728

On June 30, 2018, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $18,469,013 on June 30, 2018 were transferred from Level 2 to Level 1.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment

2018 Semi-Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements (continued)

income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

CAPITAL STOCK:

The Fund issued 505,871 and 1,070,002 shares of Common Stock as reinvestments of distributions for the fiscal period ended June 30, 2018 and the year ended December 31, 2017, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $1,113,959 to Sprott for the period ended June 30, 2018. Sprott reimbursed $8,035 of the Fund’s operating expenses for the period ended June 30, 2018. Sprott is not entitled to recoup any fees waived.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the period ended June 30, 2018, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $33,000,729 and $26,931,551, respectively.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of June 30, 2018, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

16 | 2018 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

As of June 30, 2018, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$25,348,121	$7,749,615	$18,216,414	$25,966,079

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website www.sprott.com and on the Securities and Exchange Commission’s website (www.sec.gov).

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2018.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$25,348,121	—	($25,348,121)	—
(a)	Represents market value of loaned securities at period end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

2018 Semi-Annual Report to Stockholders | 17

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 59  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc., a registered investment adviser and Executive Vice President of Sprott Inc. since January 2017; Managing Director and Vice President of Royce & Associates, LLC, a registered investment adviser, from October 1991 to March 2015.

Michael W. Clark, Director

Age: 57  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2016  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 55  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2017  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

Peyton T. Muldoon, Trustee*

Age: 48  |  Number of Funds Overseen: 1  |  Tenure: Director since 2017; Term expires 2017  |  Other Directorships: None

Principal Occupation(s) During Past 5 Years: Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).

James R. Pierce, Jr., Director

Age: 60  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Thomas W. Ulrich, President*, Secretary, Chief Compliance Officer

Age: 53  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of the Fund (since March, 2015); In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

Varinder Bhathal, Treasurer*

Age: 46  |  Tenure: since 2017  |  Other Directorships: None

Principal Occupation(s) During Past 5 Years: a registered investment adviser, from October 1991 to March 2015. Treasurer of the Fund (since June 2017); Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).

[1]

Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as Senior Portfolio Manager at Sprott Asset Management USA Inc., the Fund’s sub-adviser.

*	Appointed on June 9, 2017

18 | 2018 Semi-Annual Report to Stockholders

Board and Stockholder Approvals of New Investment Advisory and Subadvisory Agreements

Board Approval of Investment Advisory and Subadvisory Agreements for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 8, 2018, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. and the existing Investment Subadvisory Agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Directors”) requested, and Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;
•	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	costs of the services provided and profits realized by the Advisers; and
•	economies of scale.

In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	Whitney George’s, the Fund’s portfolio manager, long portfolio management tenure with the Fund and its historical investment performance;
•	Mr. George’s significant ownership and, thus, stake in the Fund; and
•	the Advisers’ experience in managing pooled investment vehicles and accounts.

At the June 8, 2018 meeting, the Board and the Independent Directors determined that the Agreements continue to be in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from the Advisers. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s value investing experience and related track record; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel that provide services to the Fund; (iv) the Advisers’ experience in managing pooled investment vehicles and accounts and its related organizational capabilities; and (v) the financial soundness of Sprott Inc., each Adviser’s ultimate parent company, including the cash infusion into the company after the proposed sale of one of its business units. The Board noted and took into account a recent sale of a non-U.S. business unit by the parent company of the Advisers, including certain proposed personnel changes.

Investment Performance

The Board noted that the Fund performed well during 2017, fulfilling its investment objective of generating solid absolute returns. The Board found that the Fund’s Net Asset Value increased 18.46% in net asset value (NAV) and a 22.17% gain in market price (both figures reflect reinvestment of dividends) for the 12 months ended December 2017. The Board further found that these returns continue to improve relative to the Fund’s benchmark, with three- and five-year average annual returns of 9.54% and

2018 Semi-Annual Report to Stockholders | 19

Board and Stockholder Approvals of New Investment Advisory and Subadvisory Agreements (continued)

9.56% comparing more favorably to respective Russell 3000 returns of 11.12% and 15.58% than they had in recent years.

Individual stock selection led to the Fund’s strong performance. During 2017, Focus Trust’s top-five performers were Apple, Sanderson Farms, Westlake Chemical, MKS Instruments and Lam Research.

The Board also noted the disciplined and long-term investment approach of Sprott USA and its portfolio manager.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset continued to be the appropriate investment adviser for the Fund and that Sprott USA continue to be the appropriate investment subadviser for the Fund.

Fees and Expenses

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Fund’s 1.00% advisory fee was the same as two of the four peer closed-end funds and its net expense ratio of 1.20% was higher than one peer fund and equal to or lower than the other peer funds. The Board noted that the fees were within range of closed-end funds with similar investment objectives and strategies. It also noted that each of the peer funds had greater assets in the Fund, including certain peer funds with significantly greater assets.

Profitability

With respect to profitability, the Board found the Advisers’ profits earned by managing the Fund to be reasonable.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Subadvisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

20 | 2018 Semi-Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at June 30, 2018, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2018 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

2018 Semi-Annual Report to Stockholders | 21

Notes to Performance and Other Important Information (continued)

Form N-Q Filing

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330.

22 | 2018 Semi-Annual Report to Stockholders

Contact Us

GENERAL INFORMATION

Additional Report Copies and

Prospectus Inquiries

(203) 656-2430

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

sprottfocustrust.com

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date: August 30, 2018		Date: August 30, 2018